UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2006

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-85141	87-0630358
(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2006, Huntsman International LLC (“Huntsman”) entered into a Share and Asset Purchase Agreement (the “Purchase Agreement”) with Ciba Specialty Chemicals Holding Inc. (“Ciba”), RM 2526 Vermogensverwaltungs GmbH (“Huntsman Germany”), pursuant to which Huntsman and Huntsman Germany have agreed to acquire certain subsidiaries and assets of Ciba that comprise Ciba’s global Textile Effects business. Pursuant to the Purchase Agreement, Huntsman and Huntsman Germany have agreed to pay Ciba CHF 332.0 million (approximately US$253.0 million), which amount will be reduced by (i) approximately CHF 75.1 million (approximately US$57.0 million) in assumed debt and unfunded pension and other post-employment liabilities and (ii) up to approximately CHF 40.0 million (approximately US$31.0 million) in unspent restructuring costs. The purchase price is subject to a working capital and net debt adjustment. The transaction is conditioned upon, among other things, receipt of necessary approvals under applicable antitrust laws and other relevant regulatory authorities and other customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On February 20, 2006, Huntsman Corporation, the parent of Huntsman, issued a press release announcing the execution of the Purchase Agreement, a copy of which press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit Title

2.1	Share and Asset Purchase Agreement by and between Huntsman International LLC, Ciba Specialty Chemicals Holding Inc. and RM 2526 Vermogensverwaltungs GmbH dated as of February 18, 2006.*

99.1	Press Release dated February 20, 2006.

*       Schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL LLC

Date:	February 24, 2006	/s/ John R. Heskett
		Name:	John R. Heskett
		Title:	Vice President, Corporate Development and
Investor Relations

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Share and Asset Purchase Agreement by and between Huntsman International LLC, Ciba Specialty Chemicals Holding Inc. and RM 2526 Vermogensverwaltungs GmbH dated as of February 18, 2006.*

99.1	Press Release dated February 20, 2006.

*       Schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Huntsman will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.